UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2019

UGI Corporation

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	1-11071	23-2668356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 No.Gulph Road , King of Prussia, Pennsylvania		19406
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (610) 337-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, without par value	UGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 21, 2019, UGI Corporation (“UGI”) completed its previously announced acquisition of all of the outstanding common units representing limited partnership interests (the “Common Units”) in AmeriGas Partners, L.P. (the “Partnership”) not already held by UGI or one of its subsidiaries (the “Public Common Units”), via a merger of AmeriGas Propane Holdings, LLC (“Merger Sub”), an indirect, wholly owned subsidiary of UGI, with and into the Partnership, with the Partnership surviving as an indirect, wholly owned subsidiary of UGI (the “Merger”), pursuant to the Agreement and Plan of Merger, dated as of April 1, 2019 (the “Merger Agreement”), by and among the Partnership, UGI, AmeriGas Propane Holdings, Inc. (“Holdings”), Merger Sub and AmeriGas Propane, Inc., the general partner of the Partnership (the “General Partner”).

Pursuant to the Merger Agreement, each Public Common Unit was automatically converted at the effective time of the Merger into the right to receive, at the election of each holder of Public Common Units, but subject to any applicable withholding tax and the proration pursuant to the Merger Agreement, one of the following forms of consideration (collectively, the “merger consideration”): (i) 0.6378 (the “Share Multiplier”) shares of UGI common stock (“UGI Shares”); (ii) $7.63 in cash, without interest, and 0.500 UGI Shares; or (iii) $35.325 in cash, without interest. In each case, cash in lieu of any fractional UGI Shares, without interest, will be paid.

Under the Merger Agreement, each unvested award of a performance unit (an “AmeriGas Performance Unit”), other than an AmeriGas Performance Unit or portion thereof that was eligible to be earned based on the Partnership’s total unitholder return over a designated performance period subject to any applicable modifier (each, an “AmeriGas TUR Unit”), outstanding immediately prior to the completion of the Merger was, as of the effective time of the Merger, automatically cancelled and converted into a number of cash-settled performance-based restricted stock units relating to UGI Shares determined by multiplying the number of AmeriGas Performance Units subject to such award by the Share Multiplier.

Each unvested award of an AmeriGas TUR Unit outstanding immediately prior to the completion of the Merger was, as of the effective time of the Merger, automatically cancelled and converted into a number of cash-settled restricted stock units relating to UGI Shares determined by multiplying (i) the target number of AmeriGas TUR Units subject to such award, by (ii) the Share Multiplier, and (iii) the TUR Performance Multiplier. The “TUR Performance Multiplier” will be equal to the greater of 100% or such percentage as is determined in accordance with the terms of the applicable award agreement governing the applicable AmeriGas TUR Units.

Each unvested award of a restricted Common Unit issued under the AmeriGas Propane, Inc. 2010 Long-Term Incentive Plan on behalf of AmeriGas Partners, L.P., as amended (the “AmeriGas LTIP” and each such award, an “AmeriGas Restricted Unit”), outstanding immediately prior to the completion of the Merger was, as of the effective time of the Merger, automatically cancelled and converted into a number of cash-settled restricted stock units relating to UGI Shares determined by multiplying the number of AmeriGas Restricted Units subject to such award by the Share Multiplier.

Each outstanding award of a phantom unit relating to a Common Unit issued under an AmeriGas LTIP (each, an “AmeriGas Phantom Unit” and together with the AmeriGas Performance Units, AmeriGas TUR Units and AmeriGas Restricted Units, the “AmeriGas LTIP Awards”) outstanding immediately prior to the completion of the Merger was, as of the effective time of the Merger, cancelled and converted into a number of cash-settled restricted stock units relating to UGI Shares determined by multiplying the number of AmeriGas Phantom Units subject to such award by the Share Multiplier.

Prior to the Merger, UGI indirectly owned the General Partner, and controlled the Partnership through its ownership of the General Partner. The General Partner owned the general partner interest in the Partnership, including a 1% economic general partner interest (which includes incentive distribution rights), as well as approximately 25.5% of the outstanding Common Units. Pursuant to the Merger Agreement, the General Partner’s 1% economic general partner interest in the Partnership was converted into (i) 10,615,711 Common Units, which remain outstanding as limited partnership interests in the Partnership, and (ii) a non-economic general partner interest in the Partnership, which also remains outstanding after the Merger. The Common Units owned by the General Partner that were issued and outstanding immediately prior to the completion of the Merger were unaffected by the Merger and remain outstanding as limited partnership interests in the Partnership.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by UGI with the Securities and Exchange Commission (the “SEC”) on April 2, 2019 and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On August 21, 2019, UGI and the Partnership issued a joint press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K in connection with the Merger will be filed by amendment to this Current Report on Form 8-K (the “Closing Form 8-K”) within 71 calendar days after the date this Closing Form 8-K was required to be filed with the SEC.

(d)    Exhibits

Exhibit Number	Description

2.1*

Agreement and Plan of Merger, dated as of April 1, 2019, by and among UGI Corporation, AmeriGas Propane Holdings, Inc., AmeriGas Propane Holdings, LLC, AmeriGas Partners, L.P. and AmeriGas Propane, Inc. (incorporated by reference to the Current Report on Form 8-K of UGI filed with the SEC on April 2, 2019).

99.1	Press Release, dated August 21, 2019.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

*	Schedules and exhibits to this exhibit omitted pursuant to Regulation S-K Item 601(b)(2). UGI agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

August 21, 2019	By:	/s/ Monica M. Gaudiosi
Monica M. Gaudiosi
Vice President and General Counsel, Secretary